AMENDMENT
TO THE
EXCLUSIVE LICENSE AGREEMENT
Between
Cornerstone Ventures, L.L.C.
And
The Research Foundation of State University of New York at Stony Brook

THIS AMENDMENT TO THE EXCLUSIVE LICENSE AGREEMENT between Cornerstone Ventures, LLC, predecessor to Cornerstone Pharmaceuticals, Inc., and the Research Foundation of the State University of New York at Stony Brook dated June 21, 2001 (the "Amendment") is entered into this 20th day of November, 2007, by the parties thereto.

WHEREAS, the parties hereto are party to that certain Exclusive License Agreement dated June 21, 2001; and

WHEREAS, the parties hereto desire to amend such Exclusive License Agreement in accordance with Section 17.2 thereof.

NOW THEREFORE, in consideration of the mutual covenants and promises set forth in this Amendment, the parties agree as follows:

1. Sections 5.2 (3), 5.2 (4), 5.2 (5) and 5.2 (6) of the Exclusive License Agreement shall be amended to read as follows:

   5.2 (3) On or before [redacted] LICENSEE, an AFFILIATE or a SUBLICENCEE shall initiate human clinical trials directed at assessing efficacy of a PRODUCT.

   5.2 (4) On or before [redacted], LICENSEE, an AFFILIATE or a SUBLICENCEE shall complete the filing of a New Drug Application (as determined under the U.S. Food, Drug, and Cosmetic Act and the regulations thereunder) or other application for license from a regulatory agency of a government to sell a PRODUCT.

   5.2 (5) On or before [redacted], LICENSEE, an AFFILIATE or a SUBLICENCEE shall obtain final approval or license from a regulatory agency of a government to market a PRODUCT.

   5.2(6) On or before [redacted] LICENSEE, an AFFILIATE or a SUBLICENCEE shall make a bona fide First Commercial Sale.

2. This Amendment shall be construed and enforced in accordance with the laws of the State of New York, without regard to principles of conflict of law.

3. This Amendment may be executed in counterparts and all counterparts so executed shall constitute one agreement binding on all parties hereto, notwithstanding that all parties are not signatory to the original or same counterpart.

4. Except as herein otherwise provided to the contrary, this amendment shall be binding and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

IN WITNESS WHEREOF, the undersigned have executed and acknowledged this Amendment as of the day and year written above.

By: [signature]	By: [signature]
Name: Chester A. Fisbee	Name: Robert Rodriguez
Company: Research Foundation of the State University of New York	Company: Cornerstone Pharmaceuticals, Inc.
Title: Director Technology Licensing & Industry Relations	Title: President